UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2025

McGRATH RENTCORP

(Exact name of registrant as specified in its Charter)

California	000-13292	94-2579843
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5700 Las Positas Road, Livermore, CA 94551-7800

(Address of principal executive offices)

(925) 606-9200

(Registrant’s Telephone Number, Including Area Code)

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MGRC	NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Security Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)

Appointment of Chief Operating Officer

Effective January 13, 2025, the Board of Directors (the “Board”) of McGrath RentCorp (the “Company”) appointed Philip B. Hawkins as Chief Operating Officer of the Company.

Mr. Hawkins, age 49, has served as the Company’s Senior Vice President and Division Manager, Mobile Modular, since January 2022. In addition to his existing oversight of Enviroplex, Inc., since June 2019, he also oversees Kitchens to Go by Mobile Modular as of April 2021. He previously served as Vice President and Division Manager of Mobile Modular from November 2011 through December 2021 and as Vice President and Division Manager of TRS-RenTelco from June 2007 to November 2011. Mr. Hawkins also held the role of Manager, Corporate Financial Planning and Analysis, from June 2004 to June 2007. Prior to that, Mr. Hawkins was a Senior Business Analyst for Technology Rentals and Services (“TRS”), an electronics equipment rental division of CIT Technologies Corporation, from December 2003, until TRS was acquired by the Company in June 2004. Mr. Hawkins received B.S. degrees in Accounting, Finance and Computer Information Systems from Arizona State University.

In connection with his appointment as Chief Operating Officer, Mr. Hawkins’ annual base salary increased from $450,000 to $500,000, and he will be eligible for an annual cash target bonus of 60% of his annual base salary pursuant to the Company’s 2025 Officer Cash Bonus Plan. In addition, the target grant value of his annual restricted stock unit award increased from $500,000 to $800,000. All other terms of employment remain unchanged.

There are no other arrangements or understanding between Mr. Hawkins and any other person pursuant to which Mr. Hawkins was appointed as Chief Operating Officer. There are no family relationships between Mr. Hawkins and any of the Company’s directors or officers, and Mr. Hawkins has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01.	Regulation FD Disclosure.

On January 16, 2025, the Company issued a press release announcing the matters described in Item 5.02 hereof. A copy of the press release is attached hereto and filed as Exhibit 99.1 and incorporated in this Item 7.01 by reference.

The information contained in this Item 7.01, including Exhibit 99.1, is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press release, dated January 16, 2025, issued by McGrath RentCorp.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McGRATH RENTCORP

Dated: January 16, 2025	By:	/s/ Gilda Malek
Gilda Malek
Senior Vice President, Chief Legal Officer

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